Commitments and Contingencies - Schedule of Reconciliation of Changes in Return Reserves (Detail) (Return reserves [Member], USD $) In Millions, unless otherwise specified	9 Months Ended		12 Months Ended
	Sep. 30, 2013	Sep. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Return reserves [Member]
Commitments And Contingencies [Line Items]
Beginning balance	$ 8	$ 11	$ 11	$ 17	$ 17
Amounts charged to revenue	12	14	23	45	43
Returns processed	(10)	(11)	(26)	(45)	(43)
Ending balance	$ 10	$ 14	$ 8	$ 11	$ 17